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                                                                    EXHIBIT 4.18

                              CERTIFICATE OF TRUST
                                       OF
                         BANCORPSOUTH CAPITAL TRUST III

         THIS Certificate of Trust of BancorpSouth Capital Trust III (the "Trust"), dated as of October 31, 2001, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. ss. 3801 et seq.) (the "Act").

         1. Name. The name of the business trust formed hereby is BancorpSouth Capital Trust III.

         2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware are The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware 19711.

         3. Effective Date. This Certificate of Trust shall be effective upon filing.

         IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust, have duly executed this Certificate of Trust in accordance with Section 3811(a) of the Act.

                                    THE BANK OF NEW YORK (DELAWARE), not in its individual capacity but solely as trustee of the Trust



                                    By:    /s/ William T. Lewis
                                           ------------------------------------
                                    Name:
                                           ------------------------------------
                                    Title: WILLIAM T. LEWIS, SVP
                                           ------------------------------------

                                    THE BANK OF NEW YORK, not in its individual capacity but solely as trustee of the Trust



                                    By:    /s/ Robert A. Massimillo
                                           ------------------------------------
                                    Name:  Robert A. Massimillo
                                           ------------------------------------
                                    Title: VICE PRESIDENT
                                           ------------------------------------



                                    /s/ Aubrey B. Patterson
                                    -------------------------------------------
                                    AUBREY B. PATTERSON, not in his
                                    individual capacity but solely as trustee of
                                    the Trust



                                    /s/ L. Nash Allen, Jr.
                                    -------------------------------------------
                                    L. NASH ALLEN, JR., not in his individual
                                    capacity but solely as trustee of the Trust